SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          July 17, 1996



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein a press release dated July 16, 1996, regarding the recently completed investigation of its accounting practices, a copy of which is included as Exhibit 99.1 attached hereto.

                Mattel, Inc. hereby incorporates by reference herein its press release dated July 16, 1996, regarding its response to the conclusions reached in connection with the investigation of its accounting practices, a copy of which is included as
                Exhibit 99.2 attached hereto.


Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.1  Press release dated July 16, 1996.
                99.2  Press release dated July 16, 1996.


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                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
                                                  -----------------------------
                                                  Leland P. Smith
                                                  Assistant General Counsel
        Date: July 17, 1996                       and Assistant Secretary
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